UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2025
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41565	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described in Item 5.07 below, on June 4, 2025, Leonardo DRS, Inc. (“Leonardo DRS” or the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to remove certain “pop-up” supermajority voting requirements in Article Twelfth (the “Amendment”).
The Amendment calls for the elimination of requirements in Article Twelfth that currently provide that under certain circumstances, certain provisions of the Charter may only be altered, amended, or repealed and any provisions inconsistent therewith be adopted or added if such alteration, amendment, repeal, adoption or addition is approved by 66 ⅔% of the voting power of the outstanding common stock then entitled to vote at any annual meeting or special meeting of stockholders.
The Amendment took effect upon the filing of a Third Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware (the “Third Amended and Restated Certificate of Incorporation”) on June 5, 2025.
Additionally, the Company’s Board of Directors approved an amendment and restatement of the Company’s bylaws (the “Bylaws”), which became effective concurrently with the effectiveness of the Third Amended and Restated Certificate of Incorporation. The Bylaws were amended and restated to remove a “pop-up” supermajority requirement to amend, alter, or repeal the Bylaws consistent with the provisions in the Amendment.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the of the Third Amended and Restated Certificate of Incorporation dated June 5, 2025, included as Exhibit 3.1 to this Form 8-K, which is incorporated herein by reference. In addition, the foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, included as Exhibit 3.2 to this Form 8-K, which is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 4, 2025, the Company held its Annual Meeting. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Election of Directors	Shares Voted For	Shares Voted Against	Withheld	Broker Non-Votes

William J. Lynn III	251,634,982	N/A	1,476,756	5,387,499
Frances F. Townsend	251,482,614	N/A	1,629,124	5,387,499
Gail S. Baker	252,761,686	N/A	350,052	5,387,499
Dr. Louis R. Brothers	252,765,093	N/A	346,645	5,387,499
David W. Carey	250,358,691	N/A	2,753,047	5,387,499
General George W. Casey, Jr.	252,765,864	N/A	345,874	5,387,499
Mary E. Gallagher	252,761,616	N/A	350,122	5,387,499
Kenneth J. Krieg	249,233,437	N/A	3,878,301	5,387,499
Eric Salzman	250,698,760	N/A	2,412,978	5,387,499

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

Advisory Resolution Regarding Compensation of the Company’s NEOs	252,503,381	491,626	116,731	5,387,499

Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025	258,305,389	94,574	99,274	0

Approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation to Remove Certain “Pop-Up” Supermajority Voting Requirements	250,926,457	2,127,835	57,446	5,387,499
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Third Amended and Restated Certificate of Incorporation dated June 5, 2025
3.2	Fifth Amended and Restated Bylaws dated June 5, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: June 5, 2025	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary